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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 4, 2000
                                                         ----------------


                                 JUST TOYS, INC.
               (Exact Name of Registrant as Specified in Charter)



             Delaware                    0-20612               13-3677074
 (State or Other Jurisdiction of (Commission File Number)   (I.R.S. Employer
          Incorporation)                                  Identification Number)

                          200 Fifth Avenue, Suite 1250
                            New York, New York 10010
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 645-1515
                                                           --------------


                20 Livingston Avenue, Dobbs Ferry, New York 10522
               ---------------------------------------------------
                                (Former Address)

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Item 4. Changes in Registrant's Certifying Accountant.

         On October 4, 2000, Edward Isaacs & Company LLP ("Isaacs"), the Registrant's former independent accountants, notified the Registrant that Isaacs had merged with McGladrey & Pullen, LLP ("McGladrey") and that, as a result of the transaction, the client-auditor relationship between the Registrant and Isaacs ceased. On October 12, 2000, the Registrant engaged McGladrey as its new principal independent accountants to audit the Registrant's financial statements.

         The report of Isaacs on the Registrant's financial statements for the past fiscal year did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to engage McGladrey was recommended and unanimously approved by the board of directors of the Registrant.

         During the Registrant's most recent fiscal year, ended December 31, 1999, and the subsequent interim period preceding the replacement of Isaacs, there were no disagreements with Isaacs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Isaacs, would have caused it to make reference to the subject matter of the disagreements in their report. With respect to the previous fiscal year, see Item 4 to the Registrant's Current Report on Form 8-K, dated February 14, 2000, which is incorporated herein by reference.

         The Registrant previously changed independent accountants in February 2000, and Item 4 to the Registrant's Current Report on Form 8-K, dated February 14, 2000, is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit  Description
                  -------  -----------

                  16.1 Letter of Edward Isaacs & Company LLP, dated October 4, 2000, to the Securities and Exchange Commission.

                  16.2 Letter of Ernst & Young LLP, dated February 14, 2000, to the Securities and Exchange Commission, incorporated by reference to Exhibit 16.1 to Registrant's Current Report on Form 8-K, dated February 14, 2000.

                  99.1 Item 4 to Registrant's Current Report on Form 8-K, dated February 14, 2000, hereby incorporated herein by this reference.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    JUST TOYS, INC.


October 17, 2000                                    By: /s/ Mehmet Gunduz Yalcin
                                                        ------------------------
                                                    Chief Financial Officer

                                        3

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                                  Exhibit Index

Exhibit           Description
-------           -----------

16.1 Letter of Edward Isaacs & Company LLP, dated October 4, 2000, to the Securities and Exchange Commission.

16.2 Letter of Ernst & Young LLP, dated February 14, 2000, to the Securities and Exchange Commission, incorporated by reference to Exhibit 16.1 to Registrant's Current Report on Form 8-K, dated February 14, 2000.

99.1 Item 4 to Registrant's Current Report on Form 8-K, dated February 14, 2000, hereby incorporated herein by this reference.